                                  EXHIBIT 21.1
                      LIST OF SUBSIDIARIES OF REGISTRANT


A. SUBSIDIARIES OF THE MILLS CORPORATION


          Name                             State of                           Fictitious
                                          Formation &                       Business Names
                                         Qualification

Potomac Gurnee Finance Corp.        Delaware                      N/A

Potomac Mills Finance Corp.         Delaware                      N/A

The Mills GP, Inc.                  Delaware                      N/A
                                    District of Columbia
                                    Florida
                                    South Carolina
                                    Virginia

Washington Potomac Partners         Delaware                      N/A
Corp.                               Virginia

The Mills Limited Partnership       Delaware
                                    Arizona                       Chandler Mills Limited
                                                                   Partnership
                                    California                    Delaware Mills Limited
                                                                   Partnership
                                    District of Columbia
                                    Florida                       The Mills Limited
                                                                   Partnership of Delaware
                                    Georgia
                                    Illinois
                                    Maryland
                                    New Jersey
                                    Ohio
                                    Pennsylvania                  Delaware Mills Limited
                                                                   Partnership
                                    South Carolina
                                    Texas                         The Delaware Mills
                                                                   Limited Partnership
                                    Virginia


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



MillsServices Corp.                 Delaware
                                    California
                                    District of Columbia
                                    Florida
                                    New Jersey
                                    Ohio                          MillsServices Corp. of
                                                                   Ohio
                                    Virginia                      MillsServices Corp. of
                                                                   Virginia

B. SUBSIDIARIES OF THE MILLS LIMITED PARTNERSHIP



          Name                             State of                           Fictitious
                                          Formation &                       Business Names
                                         Qualification

Arizona Mills, L.L.C.               Delaware                      N/A
                                    Arizona
                                    Michigan

Coopers Crossing Associates         New Jersey                    N/A
(MLP) Limited Partnership
Coopers Crossing L.L.C.             Delaware                      N/A
                                    New Jersey

Crosswinds Center Associates of     District of Columbia          N/A
St. Petersburg (MLP) L.P.           Florida

Crosswinds L.L.C.                   Delaware                      N/A
                                    District of Columbia
                                    Florida

Echo Hills Center Associates        Virginia                      N/A
(MLP) Limited Partnership

Fashion Center Associates of        Illinois                      N/A
Illinois No. 1 (MLP) Limited
Partnership

Fashion Center L.L.C.               Delaware                      N/A
                                    Illinois

Fashion Place Associates,           Delaware                      N/A
L.L.C.                              South Carolina



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


Fashion Place Associates            South Carolina                N/A
Limited Partnership

Franklin Mills Associates           District of Columbia          N/A
Limited Partnership                 Pennsylvania

Franklin Mills Residual             District of Columbia          N/A
Associates Limited Partnership      Pennsylvania

Germantown Development              Maryland                      N/A
Associates (MLP) Limited
Partnership

Germantown Development              Delaware                      N/A
Associates L.L.C.                   Maryland

Gurnee Mills (MLP) Limited          Illinois                      N/A
Partnership

Gurnee Mills L.L.C.                 Delaware                      N/A
                                    Illinois

Gurnee Mills II L.L.C.              Delaware                      N/A
                                    Illinois
                                    Virginia

Gwinnett L.L.C.                     Delaware                      N/A
                                    Georgia

Gwinnett Marketfair Associates      Georgia                       N/A
Limited Partnership

Hunt Club Road Properties           Illinois                      N/A
Associates Limited Partnership

Mainstreet Retail Limited           Delaware                      N/A
Partnership                         Arizona
                                    California
                                    Florida
                                    Illinois
                                    Maryland
                                    Ohio
                                    Pennsylvania
                                    South Carolina
                                    Texas
                                    Virginia




Management Associates Limited       Delaware                       N/A
Partnership                         Florida
                                    Georgia
                                    Illinois
                                    Maryland
                                    New Jersey
                                    Ohio
                                    Pennsylvania
                                    South Carolina
                                    Virginia

Meadowlands Mills L.L.C.            Delaware                       N/A
                                    New Jersey

Mills Management L.L.C.             Delaware                       N/A
                                    Florida
                                    Illinois
                                    Maryland
                                    Ohio
                                    South Carolina

Montgomery Village Associates       Maryland                       N/A
(MLP) Limited Partnership

Montgomery Village Associates       Delaware                       N/A
L.L.C.                              Maryland                       Maryland Montgomery
                                                                   Village Associates
                                                                   L.L.C.

Montgomery Village Ground           Maryland                       N/A
(MLP) Limited Partnership
Montgomery Village Ground           Delaware
L.L.C.                              Maryland                       Montgomery Village
                                                                   Ground L.L.C.

Mount Prospect Plaza (MLP)          Illinois                       N/A
Limited Partnership

Mount Prospect Plaza L.L.C.         Delaware                       N/A
                                    Illinois

Potomac Mills L.L.C.                Delaware                       N/A
                                    Virginia

Potomac Mills Limited               Virginia                       N/A
Partnership


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

Sawgrass Finance L.L.C.             Delaware                       N/A

Sawgrass Mills Phase II Limited     Delaware                       N/A
Partnership                         Florida

Sawgrass Mills Phase II L.L.C.      Delaware                       N/A
                                    Florida

Sunrise Mills (MLP) Limited         District of Columbia           N/A
Partnership                         Florida

Sunrise Mills L.L.C.                Delaware                       N/A
                                    District of Columbia
                                    Florida                        Sunrise Mills of Sunrise
                                                                   L.L.C.

West Falls Church L.L.C.            Delaware                       N/A
                                    Virginia

Four "J" Development                Delaware                       N/A
Company, Ltd.                       Texas



C.  SUBSIDIARIES OF MILLSSERVICES CORP.


          Name                             State of                           Fictitious
                                          Formation &                       Business Names
                                         Qualification

Potomac Title Services, Inc.        Florida                        N/A

Premises Providers, Inc.            Maryland                       N/A
                                    Arizona
                                    California
                                    District of Columbia
                                    Florida
                                    Illinois
                                    Ohio
                                    Pennsylvania
                                    Texas
                                    Virginia
                                    Wisconsin

MillsServices Corp. of              Delaware                       N/A
Grapevine, Inc.                     Texas




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

WSM South Florida Corp.             Florida                        N/A
                                    District of Columbia

















































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